SCHEDULE 14A

            Proxy Statement Pursuant to Section 14(a) of the
                    Securities Exchange Act of 1934

Filed by the Registrant                        [X]

Filed by a Party other than the Registrant     [ ]


Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by
	Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ] 	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



Name of Registrant as Specified In Its Charter:
CENTRAL PARKING CORPORATION


Name of Person(s) Filing Proxy Statement if other than the
Registrant:


Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-
      6(i)(4) and 0-11.

	1)	Title of each class of securities to which transactions
                applies:
        2)      Aggregate number of securities to which transaction
                applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:


[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
        2)      Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

                             (Logo omitted)



                      CENTRAL PARKING CORPORATION
                   2401 21st Avenue South, Suite 200
                       Nashville, Tennessee 37212


To Our Shareholders:

	On behalf of the Board of Directors, it is our pleasure to invite you to attend the 1997 Annual Meeting of Shareholders of Central Parking Corporation.

	As shown in the formal notice enclosed, the meeting will be held on Friday, February 28, 1997, at 11:00 a.m. (Central Standard
Time) at our corporate headquarters in Nashville, Tennessee. The purpose of this year's meeting is to re-elect seven Directors, approve an increase in the authorized number of shares available for issuance, approve a Deferred Stock Unit Plan, and to transact such other business as may properly come before the meeting. The meeting will include a report on Central Parking Corporation's activities for the fiscal year ended September 30, 1996, and there will be an opportunity for comments and questions from shareholders.

	Whether or not you plan to attend the meeting, it is important that you be represented and that your shares be voted. Accordingly, after reviewing the Proxy Statement, we ask you to complete, sign and date the proxy card and return it as soon as possible in the postage-paid envelope provided. Early return of your proxy will permit us to avoid the expense of soliciting the votes of shareholders who are late sending in their proxy cards.

	Fiscal 1996 was another record year for Central Parking Corporation, and an exciting one as our first year being publicly traded on the New York Stock Exchange. We hope the Company's shareholders are as pleased with that performance as are the Company's Directors, management and associates.


	Sincerely,

        /s/ Monroe J. Carell, Jr.
            Monroe J. Carell, Jr.
            Chairman of the Board
            and Chief Executive Officer


January 13, 1997

CENTRAL PARKING CORPORATION
2401 21st Avenue South, Suite 200
Nashville, Tennessee 37212
(615) 297-4255


NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held February 28, 1997


	NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Shareholders of Central Parking Corporation, a Tennessee corporation (the "Company"), will be held at the Company's management headquarters, 2401 21st Avenue South, Third Floor, Nashville, Tennessee, on Friday, February 28, 1997, at 11:00 a.m. (Central Standard Time) (the "Annual Meeting") for the following purposes:

	1.	To re-elect seven Directors for the term ending at the
1998 Annual Meeting of Shareholders;

	2.	To approve an amendment to the Company's charter to
increase the authorized number of shares of common stock available for issuance;

	3.	To approve a Deferred Stock Unit Plan for key
employees;

	4.	To transact such other business as may properly come
before the meeting and any continuations and adjournments thereof.

	The Board of Directors has fixed the close of business on January 3, 1997, as the record date for determining the holders of the Common Stock of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

	The Common Stock of the Company should be represented as fully as possible at the Annual Meeting. Therefore, please sign and return the enclosed proxy at your earliest convenience. You may, of course, revoke your proxy at any time before it is voted at the meeting. However, signing and returning the proxy will assure your representation at the Annual Meeting if you do not attend.

					By Order of the Board of Directors


					/s/ Henry J. Abbott

					Henry J. Abbott
					Secretary

Nashville, Tennessee
January 13, 1997

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, SIGN,
DATE AND RETURN YOUR PROXY.

                      CENTRAL PARKING CORPORATION
                   2401 21st Avenue South, Suite 200
                       Nashville, Tennessee 37212
                             (615) 297-4255


                            PROXY STATEMENT

                     ANNUAL MEETING OF SHAREHOLDERS
                      To be Held February 28, 1997

                   INTRODUCTION AND VOTING PROCEDURES


	This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Central Parking Corporation, a Tennessee corporation (the "Company"), for use at the 1997 Annual Meeting of Shareholders of the Company to be held at the Company's headquarters, 2401 21st Avenue South, Third Floor, Nashville, Tennessee, on Friday, February 28, 1997, at 11:00 a.m. (Central Standard Time) and at any continuations and adjournments thereof (the "Annual Meeting").
This Proxy Statement is first being mailed on or about January 13, 1997, to holders of the common stock, par value $.01 per share, of the Company (the "Common Stock") of record at the close of business on January 3, 1997. The cost of this solicitation will be borne by the Company.

        The shares of Common Stock held by each shareholder who signs and returns the enclosed proxy will be counted for purposes of determining the presence of a quorum at the meeting unless such proxy shall be timely revoked. If the enclosed form of proxy is executed and returned, it may, nevertheless, be revoked at any time before it is voted by delivery of a written revocation or a duly executed proxy bearing a later date to the Secretary of the Company at its management headquarters or by the stockholder personally attending and voting his or her shares at the meeting.

	The Board has fixed the close of business on January 3, 1997, as the record date for the meeting. Only shareholders of record at the close of business on such date are entitled to notice of and to vote at the Annual Meeting. At the close of business on January 3, 1997, there were 17,490,100 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote on each matter to be considered at the meeting. A quorum (i.e., holders of record of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting) is required to be present before any action may be taken at the meeting. Assuming a quorum is present with respect to such matters, the affirmative vote of a plurality of the shares of Common Stock cast by the shares present in person or represented by proxy is required for the election of Directors, the affirmative vote of the holders of a majority of the shares cast is required for the approval of the Deferred Stock Unit Plan (provided that a majority of the outstanding shares are voted), and the affirmative vote of the holders of a majority of the shares of Common Stock cast is required for the approval of any other matter submitted to a vote of the shareholders at the meeting. Under Tennessee law, abstentions are treated as present and entitled to vote and, therefore, will be counted in determining whether a quorum is present, but will have no effect on the outcome of any votes, except they will count as "no" votes on the Deferred Stock Unit
Plan proposal. A broker non-vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and as to which the broker or nominee does not have discretionary power to vote on a particular matter) will not be counted in determining whether a quorum is present, and will have no effect on the outcome of any votes except they will count as "no" votes on the Deferred Stock Unit
Plan proposal. All references to number of shares in this Proxy Statement have been adjusted to reflect the three-for-two stock split effected in March 1996.

	The Annual Report to Shareholders of the Company for the fiscal year ended September 30, 1996, including audited financial statements (the "Annual Report"), is being mailed concurrently with this Proxy Statement to all holders of Common Stock of record at the close of business on January 3, 1997. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at Company expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of January 3, 1997. Additional copies of the Annual Report and the Annual Report on Form 10-K for the fiscal year ended September 30, 1996, filed with the Securities and Exchange Commission (the "Form 10-K") (but without exhibits to the Form 10-K) may be obtained without charge upon request to the Company's Investor Relations Department, 2401 21st Avenue South, Suite 200, Nashville, Tennessee 37212, (615) 297-4255. See "Annual Report to Shareholders."

	EACH PROPERLY EXECUTED PROXY RECEIVED IN TIME FOR THE MEETING WILL BE VOTED AS SPECIFIED THEREIN. IF NO SPECIFICATION IS MADE,
THE SHARES REPRESENTED THEREBY WILL BE VOTED FOR THE ELECTION OF NOMINEES NAMED HEREIN WHO ARE STANDING FOR ELECTION AS DIRECTORS,
FOR AMENDMENT OF THE CHARTER TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 30,000,000 TO 50,000,000, AND FOR APPROVAL OF THE DEFERRED STOCK UNIT PLAN. Management does not know of any other matters that will be presented for action at the Annual Meeting of Shareholders. If any other matter does come before the Annual Meeting of Shareholders, however, the persons appointed in the proxy will vote in accordance with their best judgment on such matter.

                              PROPOSAL I.
                         ELECTION OF DIRECTORS


                         Election of Directors

		       Positions with Company,
	                      Director   Directorships and Business
Name and Age			Since	 Experience for Last Five Years
-------------------------------------------------------------------
Monroe J. Carell, Jr., 65       1979            Chief Executive Officer and
                                                Chairman of the Board of
                                                Directors of the Company for
						over 17 years.  Mr. Carell
						has also served as a trustee
						of Vanderbilt University in
						Nashville, Tennessee, since
						1991 and is a member of the
						Board of Trust of the Urban
						Land Institute.  Mr. Carell
						is also a member of the Board
						of Directors of Vanderbilt
						University Medical Center.

James H. Bond, 54               1990            Mr. Bond has been employed by
						the Company since 1971 in
						various positions including
						general manager and regional
						manager.  He has served as
						President, Chief Operating
						Officer, and a member of the
						Board of Directors of the
						Company since October 1990.

Cecil Conlee, 60                1996            Mr. Conlee has served as
						Chairman and Chief Executive
						Officer of CGR Advisors,
						which provides real estate
						investment advice and
						portfolio management
						services, since 1989.  Mr.
						Conlee serves on the Board of
						Directors of Oxford
						Industries, Inc. and Rodamco
						N.V.  Mr. Conlee also serves
						as a trustee of Corporate
						Property Investors,
						International Council of
						Shopping Centers and
						Vanderbilt University.  Mr.
						Conlee is a member and past
						trustee of the Urban Land
						Institute, a director of
						Central Atlanta Progress, The
						Corporation for Olympic
						Development Atlanta, and The
                                                Southern Center for
						International Studies.



John W. Eakin, 42               1993            Mr. Eakin formed and has been
                                                President of Eakin-Smith,
						Inc., a real estate
						development and management
						company, since September
						1987.  In April 1996, Mr.
						Eakin merged his company with
						Highwoods Properties, Inc.,
						an office and industrial real
						estate investment trust.  Mr.
						Eakin serves as a Director of
						Highwoods Properties, Inc.
						and has served on the
						Advisory Board of First
						American Bank since 1994.

Edward G. Nelson, 65            1993            Mr. Nelson formed Nelson
						Capital Corp., a merchant
						banking firm, in 1985, and
						has served as the President
						and Chairman of the Board of
						such firm since its
						organization.  Mr. Nelson
						serves as a director of each
						of Advocat Inc., a long-term
						care facility owner and
						operator; Osborn
						Communications Company, an
						owner and operator of radio
						and television stations;
						Clin-Trials Research Inc., a
						clinical research
						organization; and Berlitz
						International, Inc., a
						language services company.
						Mr. Nelson also serves as a
						trustee of Vanderbilt
						University.

William C. O'Neil, Jr., 62	1993		Mr. O'Neil has served as
						Chairman of the Board,
						President, and Chief
						Executive Officer of
						ClinTrials Research Inc., a
						clinical research
						organization, since September
						1989.  Mr. O'Neil serves as a
						director of each of Advocat
						Inc., a long-term care
						facility owner and operator;
						ATRIX Laboratories, Inc., a
						drug delivery company; Sigma
						Aldrich Chemical Company, a
						manufacturer of research
						chemicals; and American
						HealthCorp., a specialty
						healthcare service company.

P.E. Sadler, 62			1996		Mr. Sadler is the Chairman of
						ActaMed Corporation, a health
						care technology company that
						he founded in 1992.  In 1979,
						Mr. Sadler founded MicroBilt
						Corporation and served as its
						Chairman and Chief Executive
						Officer.  After MicroBilt was
						acquired by First Financial
						Management Corporation in
						1989, Mr. Sadler remained in
						this capacity until 1991.
						Mr. Sadler has previously
						served on the Board of
						Directors of Endata
						Corporation, First Financial
						Management Corporation and
						Knowledgeware.  Currently,
						Mr. Sadler serves as Chairman
						for ActaVest Corporation and
						CareerOps, Inc.

                  DIRECTOR COMPENSATION AND MEETINGS;
                  COMMITTEES OF THE BOARD OF DIRECTORS

	Non-employee Directors of the Company receive a fee of $5,000 for each regular board meeting attended, $1,000 for all other special meetings attended and automatic grants of stock options pursuant to the Company's 1995 Nonqualified Stock Option Plan for Directors (the "Director Plan"). Under the Director Plan, each director serving on the Board on the last day of the Company's fiscal year who has served in such capacity for at least six months during such fiscal year automatically receives options to acquire
2,000 shares of Common Stock.   See "Executive Compensation ---
Compensation Pursuant to Plans --- 1995 Nonqualified Stock Option Plan for Directors." In lieu of cash compensation, Directors may elect to receive shares of restricted stock under the Company's 1995 Restricted Stock Plan.
Directors who are employees of the Company or its affiliates do not receive additional compensation for services as a director of the Company. All Directors are reimbursed for actual expenses incurred in connection with attending meetings.

	During the Company's fiscal year ended September 30, 1996 ("fiscal 1996"), the Board held four meetings. The Board has two standing committees, the Audit Committee and the Compensation Committee, each of which was formed in August 1995. The Board does not have a standing Nominating Committee. During fiscal 1996, the Audit Committee held one meeting and the Compensation Committee held one meeting. During fiscal 1996, all of the current Directors of the Company attended at least 75% of the aggregate number of meetings of the Board and the respective Committees of the Board on which they served, except Mr. Sadler who attended two of the three meetings he was eligible to attend.

	The Compensation Committee, which is composed of Messrs. Conlee, Eakin, and O'Neil, is responsible for reviewing and recommending the appropriate compensation and benefits of officers of the Company, considering and making grants and awards under and administering the Company's Stock Option Plan for Key Personnel and overseeing the Company's various other compensation and benefit plans.

	The Audit Committee, which is composed of Messrs. Eakin, Nelson, and Sadler, is responsible for overseeing the auditing procedures and financial reporting of the Company, reviewing the general scope of the Company's annual audit and the fee charged by the Company's independent certified public accountants, determining the duties and responsibilities of the internal auditors, receiving, reviewing and accepting the reports of the Company's independent certified public accountants, reviewing and approving related-party transactions and overseeing the Company's systems of internal accounting and management controls.


                        POSSIBLE BOARD EXPANSION

	In connection with the Company's acquisition of Square Industries, Inc., pursuant to a tender offer which is expected to close in January 1997, the Company has agreed to use its best efforts to cause Lowell Harwood to be elected to the Company's Board of Directors. The Company anticipates that, sometime after the Annual Meeting of Shareholders, the Board will vote to expand the number of Directors by one and elect Mr. Harwood as a Director.


	THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST BY THE SHARES ENTITLED TO VOTE ON EACH DIRECTOR IS
NECESSARY FOR HIS ELECTION.

                              PROPOSAL II.

           INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK

	On December 19, 1996, the Board of Directors unanimously approved and directed that the shareholders consider an amendment to Article VIII (1) of the Company's Amended and Restated Charter (the "Charter"). The amendment to Article VIII (1) would increase the number of authorized shares of the Company's Common Stock from 30,000,000 to 50,000,000. To be adopted, this proposal requires the affirmative vote of the holders of a majority of the votes cast on this matter. If this proposal is approved by the shareholders at the Annual Meeting, the amendments to Article VIII (1) will become effective upon the filing of a Certificate with the Secretary of State of Tennessee, which filing is expected to take place shortly after the Annual Meeting. The Board of Directors believes that it is in the best interests of the Company and recommends that all of its shareholders vote to adopt this amendment.

	The rights of the holders of the Company's Common Stock under the Amended and Restated Charter would remain unchanged. Article
VIII (1) of the Amended and Restated Charter, as further amended by the proposed amendment, is set forth below:

                                  VIII

        1.      The maximum number of shares of stock
        which the Corporation shall have the authority to issue is fifty million (50,000,000) shares of Common Stock, having a par value of $0.01 per share, which shares shall not be subject to any preemptive rights, and one million (1,000,000) shares of preferred stock having a par value of $0.01 per share.

	As of January 3, 1997, there were 17,490,100 shares of Common Stock issued and outstanding. In addition, 691,385 shares of the Company's Common Stock remain reserved for issuance under the Restricted Stock Plan and the 1995 Incentive and Nonqualified Stock Option Plan for Key Personnel; 300,000 shares remain reserved for issuance under the Company's 1996 Employee Stock Purchase Plan; 150,000 shares remain reserved for issuance under the Company's
1995 Nonqualified Stock Option Plan for Directors; and assuming the approval of Proposal III, 250,000 shares are reserved for issuance under the Deferred Stock Unit Plan. Accordingly, at January 3,
1997 a balance of 11,118,515 authorized shares of the Company's Common Stock were available for future use.

	The Board of Directors considers the proposed increase in the number of authorized shares of Common Stock desirable because it would give the Company the necessary flexibility to issue Common Stock in connection with acquisitions, equity financings, stock dividends and splits, benefit plans, and for other general corporate purposes. These future issuances would be at the discretion of the Board of Directors without the expense and delay incidental to obtaining shareholder approval, except as may be required by applicable law or by the rules of any stock exchange on which the Company's securities may then be listed. For example, the New York Stock Exchange, on which the Common Stock is listed, currently requires shareholder approval as a prerequisite to listing shares in several instances, including in connection with acquisitions where the present or potential issuance of shares could result in an increase in the number of shares of Common Stock outstanding by 20% or more. Holders of Common Stock have no preemptive rights to subscribe to any additional securities of any class that the Company may issue.

	The authorized but unissued shares of Common Stock could be used by incumbent management to make more difficult a change in control of the Company. Under certain circumstances such shares could be used to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company. For example, such shares could be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid.

	The amendment could also have the effect of discouraging an attempt by another person or entity, through the acquisition of a substantial number of shares of the Company's Common Stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets or a similar transaction that may or may not be in the best interest of all of the shareholders, because the issuance of new shares could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company. The amendment to the Charter is not being proposed in response to any effort known by management to acquire control of the Company. At the date of this Proxy Statement, the Company has no plans, arrangements or understandings with respect to the issuance of the share of Common Stock to be authorized. However, the Company regularly considers equity offerings and acquisitions involving the issuance of Common Stock.

	THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE
VOTES CAST ON THIS MATTER IS REQUIRED TO APPROVE
THE AMENDMENT TO THE CHARTER. THE BOARD OF DIRECTORS RECOMMENDS A VOTE BY THE HOLDERS OF COMMON STOCK FOR THIS PROPOSAL.

                             PROPOSAL III:

                  ADOPTION OF DEFERRED STOCK UNIT PLAN


	On December 19, 1996, the Board of Directors approved the adoption of the Company's Deferred Stock Unit Plan (the "Deferred Stock Unit Plan" or the "Plan"), subject to approval by the Company's shareholders. Under the plan, certain key employees will have an opportunity to defer the receipt of certain portions of their cash compensation, instead receiving shares of Common Stock following certain periods of deferral. Approximately nine key employees will be eligible to participate in the Plan. Participation is subject to shareholder approval of the Plan. The Plan is administered by a committee appointed by the Board of Directors of the Company consisting of at least two non-employee "outside" directors of the Company (the "Committee").

	The Company will reserve 250,000 shares of Common Stock for issuance under the 1996 Deferred Stock Unit Plan. The Committee can determine to distribute Common Stock from the shares reserved under the Plan or under any other shareholder-approved stock plan maintained by the Company or from open market purchases.

	The Committee will designate participants in the Plan from among certain management-level employees of the Company. Unless such employee declines to participate in the Plan or elects to defer a smaller amount, he will automatically defer ten percent of his annual cash compensation ("Automatic Deferral"). Participants deferring the entire 10% Automatic Deferral may elect to defer additional amounts of their cash compensation ("Elective
Deferral"), provided that no more than 50% of the Participant's total cash compensation for any one year may be deferred under the Plan.. Automatic and Elective Deferrals (collectively, the
"Deferrals") are converted into stock units (each, a "Unit"), which represent the right, subject to certain exceptions, to receive the number of shares equal to the dollar amount of such Deferral divided by the fair market value of the Common Stock on the date the last cash payment for such year would have been made. For
Elective Deferrals, the number of shares so calculated is increased by a 25% premium (the "Premium Units"). The Premium Units vest in
25% increments at the end of each of the first four years following the date the Deferral relating thereto is made, subject to certain conditions.

	Under the terms of the Deferred Stock Unit Plan, distributions to a participant of the Common Stock acquired under the Plan will commence upon the first to occur of any of the following events: a "Change in Control" (as defined in the Plan), the death of the employee, retirement pursuant to the terms of the then-current retirement policy of the Company, termination of services as an employee for any reason other than death or retirement, or the date initially elected by the employee for the distribution thereof, provided that the date so selected for Elective Deferrals is at least four years beyond the date on which such selection is made.

	The number of shares of Common Stock distributed under the Plan may be subject to adjustment in the event of any change in the outstanding shares of the Company's Common Stock by reason of a stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to shareholders. Participants will be paid a cash bonus per Unit equal in amount to any cash dividends declared by the Company.

	The Committee at any time may amend, suspend or terminate the Plan at such times as it deems advisable, provided that no amendment, suspension or termination shall alter or impair any amounts then deferred by any employee without the consent of the employee affected thereby.

	Because the Plan has only recently been adopted and no deferral elections have been made thereunder, it is not yet possible to estimate the dollar value of Deferrals which may be made nor the number of Units or share of Common Stock which may be issued under the Plan.

	A copy of the proposed Deferred Stock Unit Plan is attached hereto as EXHIBIT A .


	THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE
VOTES CAST ON THIS MATTER (PROVIDED THAT A MAJORITY OF THE OUTSTANDING SHARES ARE VOTED ON THIS MATTER) IS REQUIRED TO ADOPT THE 1996 DEFERRED STOCK UNIT PLAN. THE BOARD OF DIRECTORS HAS APPROVED THE ADOPTION
OF THE 1996 DEFERRED STOCK UNIT PLAN AND RECOMMENDS THAT ALL
SHAREHOLDERS VOTE FOR ADOPTION OF THE PLAN.

                           EXECUTIVE OFFICERS


                               POSITIONS WITH THE COMPANY AND BUSINESS
NAME   	                       EXPERIENCE FOR THE LAST FIVE YEARS
-------------------------------------------------------------------

Monroe J. Carell, Jr.   1979	Chief Executive Officer and Chairman
                                of the Board since 1979.

James H. Bond           1971    President, Chief Operating Officer
                                and a member of the Board since
                                1990.  Prior to 1990 Mr. Bond served
                                in various positions with the
                                Company including regional manager
                                and Senior Vice President.

Emanuel J. Eads         1974    Senior Vice President since 1985 and
                                has served in various positions
                                with the Company including
                                general and regional manager
                                since 1974.

Jeff L. Wolfe           1988    Senior Vice President since May 1994,
                                and has served in various
                                positions with the Company, including
                                general and regional manager since 1988.

Alan J. Kahn            1982    Senior Vice President - Euorpean
                                Operations since April 1996, and has
                                served in various other positions
                                with the Company, including general
                                and regional manager since 1982.

Henry J. Abbott         1977    Vice President - General Counsel
                                since 1986, Secretary since 1980; and
                                other positions with the Company
                                since 1977.

Greg Susick             1989    Senior Vice President since 1996 and
                                has served in various positions
                                with the Company, including general
                                and regional manager since 1989.

Stephen A. Tisdell	1993	Chief Financial Officer since 1993;
                                from May 1992 to February 1993,
                                President and owner of Tisdell
                                Consulting (financial consulting);
                                from June 1991 until May 1992;
                                Executive Vice President, Treasurer,
                                and Secretary of Maison Blanche,
                                Inc., (retail clothing stores); from
                                February 1987 until June 1991, Group
                                Vice President - Finance and
                                Chief Accounting Officer of Service
                                Merchandise Corporation (retail
                                catalog showrooms).

William R. Porter	1996	Senior Vice President - Acquisitions
                                since November 1996, from 1991
                                to 1996, Executive Vice President -
                                Marketing, Ace Parking (parking
                                management).

Chris Callas            1996    Corporate Controller since November
                                1996, from 1990 to 1996, Vice
                                President - Controller of Worldspan,
                                L.P., (travel agency automation
                                and airline reservation processing).

                        OWNERSHIP BY MANAGEMENT
                        AND CERTAIN SHAREHOLDERS

	The table below sets forth certain information regarding the beneficial ownership of the Common Stock, as of December 18, 1996 of (i) each person known to the Company to beneficially own 5% or more of the Common Stock, (ii) each of the persons named in the Summary Compensation Table, (iii) each Director, and (iv) all Directors and executive officers of the Company as a group. On that date, 17,489,768 shares were outstanding. Unless otherwise indicated, the persons listed below have sole voting and investment power over the shares of the Common Stock indicated.



NAME                            NUMBER (1)           PERCENT (1)
-------------------------------------------------------------------

Monroe J. Carell, Jr.         6,178,425 (2)(3)         35.3%

The Carell Children's
  Trust                       5,070,142 (4)            29.0%

Monroe Carell, Jr.
  1995 Grantor Retained
  Annuity Trust                  91,852 (5)                *

Monroe Carell, Jr.
  1994 Grantor Retained
  Annuity Trust               1,212,810 (5)             6.9%

James H. Bond                   207,000 (6)             1.2%

Cecil Conlee                      9,687 (7)                *

John W. Eakin                    13,250 (8)                *

Edward G. Nelson                 15,500 (9)                *

William C. O'Neil, Jr.           17,000 (8)                *

P. E. Sadler                      9,500 (8)                *

Emanuel J. Eads                  13,500 (10)               *

Jeff L. Wolfe                    12,450 (12)               *

Alan J. Kahn                      6,900 (11)               *


  Directors and
  executive officers
  as a group
  (16 persons)                7,825,323 (13)           44.5%

SAFECO Corporation
  and SAFECO Asset
  Management Company            951,750 (14)            5.4%


*  Indicates less than 1%.
___________________________

1. For purposes of computing beneficial ownership and the percentages of outstanding shares held by each person or group of persons on a given date, and in accordance with 13d-3 under the Securities Exchange Act of 1934, as amended, shares which such person or group has the right to acquire within 60 days after such date are shares for which such person has beneficial ownership and are deemed to be outstanding for purposes of computing the percentage of such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.
2. Address:  2401 21st Avenue South, Suite 200, Nashville,
   Tennessee  37212.
3. Excludes 5,070,142 shares held by The Carell Children's Trust and 36,280 shares held by trusts benefiting Mr. Carell's grandchildren, with respect to which Mr. Carell disclaims beneficial ownership.
4. The Carell Children's Trust is a trust created by Mr. Carell in 1987 for the benefit of his children, the trustee of which is Equitable Trust Company and the address of which is 800
   Nashville City Center, 511 Union, Nashville, Tennessee  37219.
5. The Monroe Carell, Jr. 1995 Grantor Retained Annuity Trust and The Monroe Carell, Jr. 1994 Grantor Retained Annuity Trust are trusts created in 1995 and 1994 respectively, of which Mr.
   Carell is trustee and from which Mr. Carell is entitled to an annuity until September 1999 with the remainder passing to his children.
6. Includes 178,500 shares of restricted stock granted under the Company's 1995 Restricted Stock Plan in connection with Mr. Bond's Performance Agreement, 750 shares held by his spouse, 750 shares held by the Emily Bond Trust of which Mrs. Bond is trustee, and options to purchase 12,000 shares of Common
   Stock granted pursuant to the Company's 1995 Incentive and Nonqualified Stock Option Plan for Key Personnel ("Key Personnel Plan").
7. Includes 187 shares of restricted stock granted in lieu of director compensation pursuant to the Company's 1995 Restricted Stock Plan and options to purchase 9,500 shares of Common Stock granted pursuant to the Company's 1995 Incentive and Nonqualified Stock Option Plan for Directors ("Director Stock Option Plan").
8. Includes options to purchase 9,500 shares of Common Stock pursuant to the Director Stock Option Plan.
9. Includes 3,000 shares held by Mr. Nelson's spouse, of which Mr. Nelson disclaims beneficial ownership, and options to purchase 9,500 shares of Common Stock granted pursuant to the Director Stock Option Plan.
10. Includes options to purchase 9,000 shares of Common Stock granted pursuant to the Key Personnel Plan.
11. Includes options to purchase 6,000 shares of Common Stock granted pursuant to the Key Personnel Plan.
12. Includes options to purchase 9,000 shares of Common Stock granted pursuant to the Key Personnel Plan, 1,500 shares held by Mr. Wolfe's spouse, and 1,500 shares held by the Patricia Wolfe Children's Trust of which Mr. Wolfe disclaims beneficial ownership.
13. Includes options to purchase 107,500 shares of the Company's Common Stock granted pursuant to the Company's Key Personnel Plan and Director Stock Option Plan, and 179,686 shares granted pursuant to the Company's Restricted Stock Plan.
14. Address: Safeco Plaza, Seattle, Washington 98185. Share ownership data was obtained from the last available Schedule 13G filed jointly by SAFECO Corporation and SAFECO Asset Management Company on February 9, 1996, and has been adjusted to reflect the Company's three-for-two stock split in March 1996.

EXECUTIVE COMPENSATION

        The following table summarizes information concerning cash and non-cash compensation paid to or accrued for the benefit of the Company's Chief Executive Officer and the persons who, during fiscal 1996, were the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for all services rendered in all capacities to the Company for the fiscal years indicated.

                       Summary Compensation Table
                                                                                          Long Term
                                                                                          Compensation
                                                                                          Awards(1)
                                                                                          ___________
                                  Annual Compnesation                   Restricted        Securities
Name and                ______________________________________          Stock             Underlying    All Other
Principal Position      Year    Salary          Bonus                   Awards            Options/SARS  Compensation
______________________________________________________________________________________________________________________
Monroe J. Carell, Jr.,  1996    $ 66,476        $   974,425 (2)         ---               ---           $   10,442 (3)
  Chairman and Chief    1995      66,476          1,230,424 (2)         ---               ---               14,767 (4)
  Executive Officer     1994      66,476          1,137,732 (2)         ---               ---                8,849 (5)

James H. Bond,          1996      52,300            793,188 (2)         $2,618,000 (6)    12,000 (7)        15,938 (8)
  President and Chief   1995      52,300            988,368 (2)          ---              ---              498,943 (9)
  Operating Officer     1994      52,300            954,814 (2)          ---              ---              380,810 (10)

Emanuel J. Eads,        1996      45,000            549,712 (2)          ---               9,000 (11)        5,410 (12)
  Senior Vice President 1995      45,000            462,186 (2)          ---              ---                5,656 (12)
                        1994      45,000            218,961 (2)          ---              ---                5,280 (12)

Jeff L. Wolfe,          1996      75,000            244,637 (2)          ---               9,000 (11)        5,390 (13)
  Senior Vice President 1995      75,000            159,542 (2)          ---               ---               5,616 (13)
                        1994      45,000            114,055 (2)          ---               ---              24,176 (14)

Alan J. Kahn,           1996     106,122            150,125 (2)          ---               6,000 (15)        5,390 (16)
 Senior Vice President  1995      59,384             97,746 (2)          ---               ---               5,529 (16)
 European Operations    1994      61,668             62,981 (2)          ---               ---               3,775 (16)

(1)     Although the Company's Key Personnel Plan permits the grant of stock appreciation rights, no such rights have been granted to date.
(2)     The table reflects cash compensation paid during fiscal 1996,
        1995, and 1994, respectively, and does not include accrued bonuses payable for fiscal year ended September 30, 1996,
        payable to Mr. Carell of $318,001, Mr. Bond of $400,000, Mr.
        Eads of $318,578, Mr. Kahn of $107,024, and Mr. Wolfe of $110,323.
(3)     Includes $2,532  for expenses reimbursed to Mr. Carell, plus
        $5,110  allocated to Mr. Carell under the Company's Profit
        Sharing Plan and $2,800  in insurance premiums.
(4)     Includes $6,265 for expenses reimbursed to Mr. Carell, plus
        $5,677 allocated to Mr. Carell under the Company's Profit
        Sharing Plan and $2,825 in insurance premiums.
(5)     Includes $5,556 allocated to Mr. Carell under the Company's
        Profit Sharing Plan and $3,293 in insurance premiums.
(6)     On October 13, 1995, 119,000 restricted shares were granted to
        Mr. Bond in replacement of certain amounts accrued under his performance unit agreement. The value of those shares was $2,618,000 at such date, which satisfied an accrued liability under the prior performance unit agreement at September 30, 1995 of approximately $1,950,000 (a portion of which
        is disclosed in footnote 9 and 10, and included in other
        compensation of $493,278 in 1995 and $375,423 in 1994). Subsequently, in March 1996 those restricted shares split 3-for-2 and now total 178,500 restricted shares.  The value of the restricted shares was $5,801,250 at September 30, 1996.
(7)     Includes options  to acquire 12,000 shares of the Company's
        Common Stock granted pursuant to the Company's Key Personnel
        Plan.   In addition, 178,500 restricted shares of the
        Company's Common Stock were granted to Mr. Bond under the Company's 1995 Restricted Stock Plan.
(8)     Includes $5,228 allocated to Mr. Bond under the Company's
        Profit Sharing Plan and $10,710 of dividends paid on the restricted stock noted in footnote 6.
(9)     Includes $5,665 allocated to Mr. Bond under the Company's
        Profit Sharing Plan and $493,278 increase in the value of Mr.
        Bond's performance unit in connection with his performance unit agreement (now replaced as described in footnote 6).
(10)    Includes $5,387 allocated to Mr. Bond under the Company's
        Profit Sharing Plan and $375,423 increase in the value of Mr.
        Bond's performance unit in connection with his performance unit agreement.
(11)    Includes options to purchase 9,000 shares of the Company's
        Common Stock granted pursuant to the Key Personnel Plan.
(12)    Allocated to Mr. Eads under the Company's Profit Sharing Plan.
(13)    Allocated to Mr. Wolfe under the Company's Profit Sharing Plan.
(14)    Includes $2,765 allocated to Mr. Wolfe under the Company's
        Profit Sharing Plan and $21,411 in moving allowance.
(15)    Includes options to purchase 6,000 shares of the Company's
        Common Stock granted pursuant to the Key Personnel
        Plan.
(16)    Allocated to Mr. Kahn under the Company's Profit Sharing Plan.

                   OPTION GRANTS IN LAST FISCAL YEAR

        The following table reflects certain information with respect to options to acquire shares of the Company's Common Stock granted under the Company's Key Personnel Plan to the executive officers named in the Summary Compensation Table above during the fiscal year ended September 30, 1996.

                        Individual Grants
                       --------------------------------------------    Potential
                                   Percent                             Realizable
                                   of                                  Value at
                                   Total                               Assumed
                                   Options                             Annual
                       Number      Granted                             Rates of
                       of          to                                  Stock Price
                       Securities  Employees   Exercise                Appreciation
                       Underlying  in          or                      for Option
                       Options     Fiscal      Base                    Term
                       Granted     Year        Price   Expiration      (10 Years)(1)
Name                   (#)         (%)         ($/Sh)  Date            5%($)   10%($)
----------------------------------------------------------------------------------------

Monroe J. Carell, Jr   ---          ---        ---     ---             ---     ---
James H. Bond           12,000      4.8%       $12.00  10/10/2005      90,561  229,499
Emanuel J. Eads          9,000      3.6%       $12.00  10/10/2005      67,921  172,124
Jeff L. Wolfe            9,000      3.6%       $12.00  10/10/2005      67,921  172,124
Alan J. Kahn             6,000      2.4%       $12.00  10/10/2005      45,280  114,749

(1) The dollar amounts under these columns result from calculations assuming 5% and 10% growth rates as set by the securities and Exchange Commission and are not intended to forecast future appreciation of the Common Stock.

        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                        FY-END OPTION/SAR VALUES


                                                       Number of
                                                       Securities           Value of
                                                       Underlying           Unexercised
                                                       Unexercised          in-the-Money
                                                       Options/SARs         Options/SARs
                                                       at Fiscal Year-End   at Fiscal Year-
                        Shares          Value          (#)                  End ($)
                        Acquired on     Realized       Exerciseable/        Exerciseable/
Name                    Exercise (#)    ($)            Unexerciseable       Unexerciseable
(a)                     (b)             (c)            (d)                 (e)(1)

Monroe J. Carell, Jr.   ---              ---           ---    / ---        ---      / ---
James H. Bond           ---              ---           12,000 / ---        $246,000 / ---
Emanuel J. Eads         ---              ---            9,000 / ---         184,500 / ---
Jeff L. Wolfe           ---              ---            9,000 / ---         184,500 / ---
Alan J. Kahn            ---              ---            6,000 / ---         123,000 / ---


(1) This amount represents the aggregate number of options multiplied by the difference between $32.50, the fair market value of the Common Stock at September 30, 1996, and the exercise price for that option.

EMPLOYMENT AGREEMENTS

	The Company has entered into employment agreements with each of the Named Executive Officers. The employment agreements provide for base salaries of $66,476 for Mr. Carell, $52,300 for Mr. Bond, $45,000 for Mr. Eads, $215,600 for Mr. Kahn, and $75,000 for Mr.
Wolfe. The employment agreements also provide for annual performance-based bonus payments. Each employee can draw up to 50% of his budgeted bonus prior to the fiscal year end. The employment agreements may be terminated by either party upon 30 days' written notice except that termination for theft, embezzlement, fraud, or intentional mishandling of Company funds shall be effective immediately. Upon termination of the employment agreement, the employee is prohibited from competing with the Company for a period of one year within 50 miles of any county or independent city in which the employee rendered services to or for the Company. Effective fiscal year 1996, Mr. Carell's employment agreement limits his bonus compensation to a maximum of $700,000 from $1,200,000 in fiscal year 1995. Effective fiscal year 1995, Mr. Bond's employment agreement limits his bonus compensation to a maximum of $800,000. Effective fiscal year 1996, Mr. Eads' employment agreement limits his bonus compensation to a maximum of $600,000. The Company has entered into an agreement with Mr. Bond providing for a severance payment to Mr. Bond in cash or stock, at the Company's election, in an amount equal to three weeks of Mr. Bond's total current compensation for each year of employment with the Company, upon the termination of Mr. Bond's employment with the Company for any reason other than fraud or intentional malfeasance. At September 30, 1996, such severance payment would equal approximately $1,230,000.

	Mr. Bond and the Company are parties to a Performance Unit Agreement pursuant to which the Company issued Mr. Bond 178,500 post-split shares of Common Stock under the Company's 1995 Restricted Stock Plan, together with the right to receive, until his normal retirement or, if earlier, the date of termination of his employment, additional shares of restricted Common Stock in an amount determined by a formula based upon the Company's performance over such period. If Mr. Bond voluntarily terminates his employment with the Company before his normal retirement, or if the Company terminates his employment for cause, all shares of Common Stock to be received under the Restricted Stock Plan are forfeited.

	Mr. Carell and the Company are parties to a deferred compensation agreement that entitles Mr. Carell to annual payments of $500,000 for a period of ten years following his termination, for any reason other than death, in exchange for a covenant not to compete. Thereafter, Mr. Carell is entitled to annual payments of $300,000 until his death and, in the event his wife survives him, she is entitled to annual payments of $300,000 until her death.

                 COMPENSATION PURSUANT TO CERTAIN PLANS

1995 INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN FOR KEY PERSONNEL

	In August 1995, the Company's Board of Directors and shareholders adopted the 1995 Incentive and Nonqualified Stock Option Plan for Key Personnel (the "Key Personnel Plan") under which options to purchase shares of Common Stock are available for grant (i) to Directors, key employees (including officers), consultants, and advisors of the Company and its subsidiaries as an incentive to such persons, and (ii) as substitute stock options for outstanding stock options granted by companies acquired by the Company. Five executive officers (two of whom are Directors) and approximately 97 key employees are currently participating in the Key Personnel Plan. The Key Personnel Plan currently allows for the issuance of options to purchase up to 945,000 shares of Common Stock, in the aggregate, when taken together with the shares available for issuance under the Company's 1995 Restricted Stock
Plan described below.   As of December 18, 1996, Options to
purchase 373,050 shares of Common Stock have been granted, net of cancellations, and options to purchase 301,050 shares remain outstanding under the Key Personnel Plan at an average exercise price of $21.7896 per share.

1995 RESTRICTED STOCK PLAN

	In August 1995, the Company's Board of Directors and shareholders adopted the 1995 Restricted Stock Plan (the "Restricted Stock Plan") under which restricted shares of the Common Stock are available for grant to Directors, key employees (including officers), and consultants of the Company and its subsidiaries as an incentive to such persons. One executive officer, who is also a board member, two outside directors and 4 key employees are currently participating in the Restricted Stock Plan. The Restricted Stock Plan allows for the issuance of up to 945,000 shares of Common Stock, in the aggregate, when taken together with shares eligible for grant under the Key Personnel Plan. At December 18, 1996, the Company has issued 181,283 shares under the Restricted Stock Plan.

1995 NONQUALIFIED STOCK OPTION PLAN FOR DIRECTORS

	In August 1995, the Company's Board of Directors and shareholders adopted the Director Plan under which nonqualified options to purchase shares of Common Stock are available for grant to non-employee Directors of the Company. The Director Stock Option Plan, which allows for the issuance of options to purchase up to 150,000 shares of Common Stock, is a formula plan under which options to acquire
5,000 shares of Common Stock are to be granted to each non-employee
Director of the Company upon the date of his or her initial election to the Board of Directors. Additionally, each Director serving on the Board on the last day of the Company's fiscal year who has served in such capacity for at least six months during such fiscal year automatically receives options to acquire 2,000 shares of Common Stock. As of December 18, 1996 options to purchase 47,500 shares of Common Stock had been granted and remain outstanding under the Director Stock Option Plan.

1996 EMPLOYEE STOCK PURCHASE PLAN

	In August 1995, the Company's Board of Directors and shareholders adopted the 1996 Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan became effective on April 1, 1996 (the "Effective Date"). The Company has reserved a total of 300,000 shares of Common Stock for issuance under the Stock Purchase Plan. The Stock Purchase Plan allows employees of the Company and certain of its subsidiaries who are, as of the first day of each Plan Year (as defined in the Stock Purchase
Plan), employed at least 20 hours a week and more than five months in a calendar year to make an annual election to participate. An employee becomes eligible to participate as of April 1 of a Plan Year if he or she has worked at least 90 days by the January 1 immediately preceding such April 1 and if he or she remains an employee continuously through such April 1. At December 18, 1996, no shares had yet been issued under the Plan.

PROFIT SHARING PLAN

	The Company sponsors the Central Parking System Profit Sharing Plan (the "Profit Sharing Plan"), a defined contribution plan, for which substantially all of the Company's domestic employees are eligible. The Company is the plan administrator and appoints a Profit Sharing Committee to make determinations regarding interpretation and application of the plan. Contributions to the Profit Sharing Plan by the Company are at the discretion of the Company.

                     COMPENSATION COMMITTEE REPORT

	The following Compensation Committee Report is not deemed to be part of a document filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not to be deemed incorporated by reference in any documents filed under the Securities Act or Exchange Act, without the express consent of the persons named below.

	The Compensation Committee (the "Committee") of the Board reviews and approves compensation levels for the Company's management personnel, including the Named Executive Officers. The Committee was established in August 1995, and is composed entirely of non-employee directors. Prior to that date the Company did not have a compensation committee and all directors, including Messrs. Carell and Bond, both executive officers of the Company, participated in deliberations concerning executive officer compensation. The Compensation Committee held one meeting during the fiscal year ended September 30, 1996.

COMPENSATION PHILOSOPHY AND POLICIES FOR EXECUTIVE OFFICERS

	The Company's executive compensation program has been
designed to support the overall Company strategy and objective of creating shareholder value by:

_	emphasizing pay for performance by making the majority
        of executive compensation "at risk" by conditioning its payment on the financial performance of the Company.

_	providing compensation opportunities that attract and
        retain talented and committed executives on a long term basis.

_	creating a mutuality of interest between executive
        officers and shareholders by providing long-term incentives through the use of stock options and restricted stock which have value to the executives only through stock appreciation over time.

	The Committee believes that the Company's executive compensation policy should be reviewed annually in relation to the Company's financial performance, annual budgeted financial goals and its position in the parking/transportation management industry. The compensation of certain individuals is reviewed annually by the Committee in light of its executive compensation policy for that year. The most important determinant of executive compensation is the financial performance of the Company. In fiscal 1996 greater than 88% of the Named Executive Officers' cash compensation was paid based on the Company's performance.

	The Company believes it has a significantly greater percentage of the total direct compensation for the Company's senior executives "at risk," through annual cash incentive payments, than most U.S.
companies having similar revenues. The Company believes that the current make up of senior management compensation is consistent with the Company's objective of emphasizing pay for performance.
There are currently no plans to change the component of total direct compensation that is "at risk."

	The Committee believes that, in addition, to corporate performance, it is appropriate to consider in setting and reviewing executive compensation the level of experience and responsibilities of each executive as well as the personal contributions a particular individual may make to the success of the Company. Such factors as leadership skills, analytical skills and organizational development are deemed to be important qualitative factors to take into account in considering levels of compensation. No relative weight is assigned to these qualitative factors, which are applied subjectively.

	The Committee and the Board periodically discuss alternative compensation arrangements but believe that the current programs permit the broadest range of participation in the success of the Company.

	Currently, the Company's executive compensation program is
comprised of three principal areas:    annual cash incentive
(bonus), base salary and long-term incentive opportunities through stock options and restricted stock.

	ANNUAL CASH INCENTIVES

	Annual cash bonuses tied to the Company's financial performance are the Company's primary compensation mechanism and are designed to focus management attention on the Company's profit performance for the current fiscal year. Annual profit goals are specific to each executive's area of responsibility. The employment agreements of the Named Executive Officers provide for annual performance-based bonus payments. One hundred percent of the annual cash bonus for each Named Executive Officer, and all other executive officers, is tied to Company profitability.

	BASE SALARY

	The Company has entered into employment agreements with each of the Named Executive Officers. These employment agreements provide for the base salaries shown in the Summary Compensation Table. The Company's policy is generally to pay base salaries that are below the 50th percentile of the competitive market composite.

	LONG TERM INCENTIVES

	The Company's long term incentive compensation program consists of grants of stock options and restricted stock.
Incentive stock options and non-qualified stock options are available for grant under the Company's Key Personnel Plan. Stock awards are available for grant under the Company's 1995 Restricted Stock Plan. The granting of stock options and restricted stock is designed to focus an executives' attention on managing the Company from the perspective of a long term owner with an equity stake in the business. These grants also help ensure that operating decisions are based upon long term results that benefit the Company and ultimately the shareholders. Company executives are periodically granted stock options and restricted stock on the same terms as those granted to other employees.

	In December 1996, the Board approved the Deferred Stock Unit Plan, described elsewhere in this Proxy Statement, as another means of providing long term incentive to key employees.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

	The Compensation for Mr. Carell, the Company's Chief Executive Officer, is determined pursuant to his employment agreement. His employment agreement provides a base salary of $66,476 plus bonus compensation. Mr. Carell's bonus compensation is tied directly to the Company's financial performance. Mr. Carell is entitled to participate in the Company's long-term incentive compensation programs on the same terms and conditions as the Company's other executive officers. Mr. Carell's annual salary for the 1996 fiscal year was $66,476 and his cash bonus payment was $974,425, inclusive of a 1995 bonus payment of $592,424 which was accrued in 1995. Mr. Carell's bonus compensation for fiscal 1996 is computed at the lesser of (1) $700,000; or (2) 22.5% of a base which approximates the Company's pre-tax earnings before Mr. Carell's bonus less $3,259,508. This base is adjusted for the impact of any current year non-current receivables net of prior year collection of non-current receivables. The bonus computation is aggregated with all other key personnel bonuses and reduced prorata by the amount aggregate bonuses exceed 35% of the Company's parking operation pre-tax profits. Mr. Carell's employment agreement for 1997 has been amended to limit his annual bonus compensation to a maximum of $500,000, a portion of which may be paid in the form of non-qualified stock options, at the Board's discretion.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY

	The Omnibus Budget Reconciliation Act of 1993 (the "Budget Act") generally provided that, commencing in 1994, compensation paid by publicly-held corporations to the chief executive officer and the four most highly paid senior executive officers in excess of $1 million per year per executive will be deductible by the Company only if paid pursuant to qualifying performance-based compensation plans approved by the shareholders of the Company. Compensation as defined by the Budget Act includes, among other things, base salary, incentive compensation and gains on stock option transactions. The Company establishes individual compensation based primarily upon Company performance and competitive considerations. As a result, executive compensation may exceed $1 million in a given year. The Company believes it has performed the necessary steps to qualify the Company's performance-based compensation plans for tax deductibility.


	THIS REPORT IS SUBMITTED BY CECIL CONLEE, JOHN W. EAKIN, AND WILLIAM C. O'NEIL, JR., BEING ALL OF THE MEMBERS OF THE
COMPENSATION COMMITTEE OF THE COMPANY'S BOARD DURING THE 1996
FISCAL YEAR.



      COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

	The Compensation Committee currently consists of the above named individuals, none of whom is an employee or officer of the Company. No executive officer of the Company served during fiscal year 1996 as a member of a Compensation Committee or as a director of an entity of which any of the Company's Directors serves as an executive officer.



                          CERTAIN TRANSACTIONS

	On October 6, 1995, the Company exchanged two Nashville, Tennessee properties for two Tulsa, Oklahoma properties owned by The Carell Family LLC, a Tennessee limited liability company, of which Mr. Carell is chief manager and owner of fifty percent of the membership interests (the "LLC"). The two Nashville properties are surface lots located in downtown Nashville with an appraised value of $2,840,000. The Tulsa properties are two surface parking lots that the LLC purchased from an unrelated third party immediately prior to the exchange for approximately $2.6 million. In the exchange, the Company sold the Nashville properties at their appraised value and received the two Tulsa properties and approximately $200,000 in cash from the LLC. The Company will lease the Nashville properties from the LLC for $290,000 per year for a 10-year term. In addition, the Company will receive 25% of the gain in the event of a sale of these properties during the term of the lease.


              SECTION 16(a)BENEFICIAL OWNERSHIP COMPLIANCE

	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Such executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The SEC requires public companies to disclose in their proxy statements whether persons required to make such filings missed or made late filings. All such filings and disclosure requirements were met within the time allowed for all persons subject to Section 16(a).


           PROPOSALS OF SHAREHOLDERS FOR 1998 ANNUAL MEETING

	Shareholders intending to submit proposals for presentation at the 1998 Annual Meeting of Shareholders of the Company and inclusion in the Proxy Statement and form of proxy for such meeting should forward such proposals to Henry J. Abbott, Secretary, Central Parking Corporation, 2401 21st Avenue South, Suite 200, Nashville, Tennessee 37212. Proposals must be in writing and must be received by the Company prior to September 17, 1997. Proposals should be sent to the Company by certified mail, return receipt requested.


                                AUDITORS

        The firm of KPMG Peat Marwick LLP has served as the Company's independent public accountants since September 30, 1991, and has been selected to serve in such capacity for the fiscal year ended September 30, 1997. A representative of KPMG Peat Marwick
LLP is expected to attend the Annual Meeting to respond to questions from shareholders and to make a statement if he so desires.


                        STOCK PERFORMANCE GRAPH

	The stock price performance graph depicted below is not deemed to be part of a document filed with the SEC pursuant to the Securities Act or the Exchange Act and is not to be deemed incorporated by reference in any documents filed under the Securities Act or the Exchange Act without the express consent of the Company.

	The graph below compares the total cumulative return of the Company's Common Stock with the securities of entities comprising the S&P 500 Index and S&P Specialized Services Index. Cumulative return assumes $100 invested in the Company or the respective index on October 10, 1995, with no dividend reinvestment. Since there is no industry Peer Group, the Company utilized the S&P Specialized Services Index. The graph presents information since the Company's initial public offering date, October 10, 1995 to September 30, 1996.


					10/10/95		9/30/96
                                        ---------              ---------
Central Parking Corporation                $100                   $272
S&P 500                                    $100                   $147
S&P Specialized Services		   $100			  $134

                                                              EXHIBIT A


                      CENTRAL PARKING CORPORATION
                        DEFERRED STOCK UNIT PLAN

1.	PURPOSE.    The purpose of the Central Parking Corporation
(the "Company") Stock Unit Plan (the "Plan") is to provide certain key employees with an opportunity to defer compensation to be earned by them from the Company or any Affiliated Company and to provide them with an incentive to acquire stock in the Company, thereby aligning their interests with the shareholders of the Company.

2.	EFFECTIVE DATE.  The Plan shall be effective as of
___________________, 199__.

3.	PLAN ADMINISTRATION.  	The Plan shall be administered by a
committee (the "Committee") appointed by the Board of Directors of the Company consisting of at least two or more Directors who are not employees of the Company, each of whom is an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the U.S. Treasury Regulations (the "Regulations") promulgated thereunder and a "non-employee" director as contemplated by Rule 16b-3 ("Rule 16b-3") under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any successor provisions. The Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper, all of which power shall be executed in the best interests of the Company and in keeping with the objectives of the Plan. This power includes, but is not limited to, selecting compensation eligible for deferral, selecting eligible Participants, establishing all deferral terms and conditions, and adopting modifications, amendments, forms and procedures as may be necessary to comply with provisions of any applicable law or regulation.

4.	ELIGIBILITY.   The Committee shall have the authority to
select among the management and highly compensated employees of the Company or any Affiliated Company those employees who shall be eligible to participate in the Plan (the "Participant" or "Participants"). "Affiliated Company" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

5.	AUTOMATIC DEFERRAL.  	Ten percent (10%) of each
Participant's annual cash compensation (including base salary, bonuses, any other incentive payments and amounts that otherwise would have been paid in cash but for the deferral provided for in this Plan) shall be credited to such Participant's Stock Unit Account pursuant to the provisions of paragraph 8 hereof (the "Automatic Deferral"). Notwithstanding the foregoing, a Participant may, by the dates specified in paragraph 7(a) hereof, elect to receive in cash, at such time as would normally be payable, any portion or all of the amount that would otherwise be his or her Automatic Deferral, and if such election is to receive the entire amount in cash, such Participant shall not participate in this Plan for the applicable period. To the extent the provisions of this paragraph conflict with the provisions of the Company's existing bonus or incentive plans, such plans are hereby modified.

6.	ELECTIVE DEFERRAL.  A Participant who does not elect to
receive any portion of his or her Automatic Deferral in cash pursuant to paragraph 5 may elect, pursuant to the provisions of paragraph 7, to defer additional amounts of cash compensation (such amounts, the "Elective Deferral"), provided, that no more than fifty percent (50%) of the Participant's total cash compensation (as described in paragraph 5) for any one year may be deferred under the Plan (whether as Automatic or Elective Deferrals). The amount of such Participant's Elective Deferral shall be credited to his or her Stock Unit Account pursuant to the provisions of paragraph 8 hereof.

7.	ELECTIONS TO DEFER.
	(a)	For the fiscal year 1997, a Participant may make an
election on or before the date that is thirty (30) days after the Plan is adopted by the Board of Directors to receive in cash all or any portion of his or her Automatic Deferral for services to be performed subsequent to such election. For each fiscal year after fiscal year 1997, a Participant may make an election by September 30 of the preceding fiscal year to receive all or any portion of his or her Automatic Deferral in cash.

	(b)	For the fiscal year 1997, a Participant who does not
elect to receive any portion of his or her Automatic Deferral in cash pursuant to paragraph (a) above may make an election on or before the date that is thirty (30) days after the Plan is adopted by the Board of Directors to defer up to forty percent (40%) of his or her cash compensation as provided in paragraph 6 for services to be performed subsequent to such election.

	(c)	For each fiscal year after fiscal 1997, a Participant
who does not elect to receive any portion of his or her Automatic Deferral in cash pursuant to paragraph (a) above may make an election on or before September 30 of the preceding fiscal year to defer up to forty percent (40%) of his or her cash compensation as provided in paragraph 6.

	(d)	The period of deferral shall be for such number of
years as the Participant shall elect or until the occurrence of an event specified in paragraph 10(a); provided, however, that the period of deferral for Elective Deferrals must be at least four (4) years. All elections shall be irrevocable. The period of time between the first crediting to the Participant's Stock Unit Account and the final payment hereunder shall be known as the "Deferral Period."

8.	ESTABLISHMENT OF STOCK UNIT ACCOUNT.
	(a)	The Company shall establish an account (a "Stock Unit
Account") for each Participant, which Stock Unit Account shall be credited with such Participant's Automatic Deferral and Elective Deferral. Deferred amounts shall be maintained as stock units ("Stock Unit"). Each Stock Unit shall entitle the Participant to receive one (1) share of common stock, par value $.01, of the Company ("Share" or "Shares") in accordance with paragraph 10(c) below. The balance of each account shall be expressed in the number of Stock Units credited to such account.

	(b)	Automatic Deferrals shall be credited to the
Participant's Stock Unit Account as of the date on which the last cash compensation payment would have been paid to the Participant absent the Automatic Deferral. Automatic Deferrals will be converted to Stock Units by dividing the Automatic Deferral by the Fair Market Value (as defined below) of a Share of the Company's common stock as of such date.

	(c)	Elective Deferrals shall be credited to the
Participant's Stock Unit Account as of the date on which the last cash compensation payment would have been paid to the Participant absent the Elective Deferral. Elective Deferrals will be converted to Stock Units by dividing the Elective Deferral by the Fair Market Value of a Share as of such date, and multiplying the quotient obtained thereby by 1.25.

	(d)	All conversions into Stock Units will be calculated to
two decimals.

	(e)	Each Participant shall be paid a cash bonus per Stock
Unit (excluding unvested Premium Units described below) equal in amount to any cash dividends declared by the Company and payable on Shares. Each Stock Unit Account shall be credited with Stock Units on a per Stock Unit basis (excluding unvested Premium Units as defined below) equal in number to stock dividends declared by the Company on its Shares. Such amounts shall be so credited or paid at such time as such cash or stock dividends are paid by the Company to its shareholders.

9.	PREMIUM UNITS.  The Stock Units credited to the Participant's
Stock Unit Account resulting from the application of the .25 multiplier in paragraph 8(c) (the "Premium Units") are subject to a vesting schedule over four (4) years, such that the Participant shall vest in twenty-five percent (25%) of such Premium Units on the annual anniversary of the crediting of such Premium Units to the Participant's Stock Unit Account in each of the four years following the year of their initial crediting. Upon the death or disability (as defined by then-current Company policy) of a Participant, or upon a Change in Control (as defined below), the Participant shall immediately vest in any and all unvested Premium Units. Further vesting shall cease following a change in control or in the event a Participant's employment with the Company is terminated for any reason other than death or disability. Shares issued to a Participant in satisfaction of such Participant's
Premium Units shall be forfeited and returned to the Company in the event a Participant's employment with the Company is terminated and, within twelve (12) months thereafter he or she becomes employed by or a director or consultant of, invests in (other than nominal investments in publicly traded companies), or otherwise assists, a person who competes with the Company and provides parking services within a fifty-mile radius of any location at which the Company provides parking services. In the event a Participant violates such noncompete provisions and fails to deliver the Shares representing his or her Premium Units to the Company, the Company may, without liability to the Participant or any third party, cancel such Shares on the stock records of the Company.

10.	PAYMENT OF DEFERRED COMPENSATION ACCOUNT.
	(a)	Except as otherwise provided in Section 9 and
subsections (d), (e) and (f) below, the Participant's Stock Unit Account shall be paid or commence to be paid to the Participant, as soon as practicable, after the earliest to occur of the following:

	(i)	the Participant's death;
	(ii)	the Participant's retirement pursuant to the
		terms of the then current
		retirement policy of the Company;
        (iii) the Participant's termination from employment with the Company and all
                Affiliated Companies for any reason other than death or retirement;
	(iv)	the commencement date selected by the Participant
		at the time of the election to defer such
		amount; or
	(v)	a Change in Control of the Company.

	(b)	The Participant may elect to receive payment of the
Stock Unit Account either (i) in a lump sum, or (ii) in such number (not to exceed 10) of approximately equal semi-annual installments as the Participant shall elect. Such election shall be made at the time of the initial election to defer such amount, or such later time as may be permitted by the Committee without such election resulting, at the time it is made, in constructive receipt for federal income tax purposes of the amount subject to the election. In the absence of an election by the Participant, the Committee shall determine the manner and number of payments.

	(c)	Amounts credited to the Participant's Stock Unit
Account shall be paid in Shares on a one (1) Stock Unit for one (1) Share basis, except that fractional Shares shall be paid in cash. The Company shall reserve 250,000 Shares for issuance to Participants hereunder. Shares shall be paid from the available Shares reserved hereunder, under the Company's 1995 Restricted Stock Plan, 1995 Incentive and Nonqualified Stock Option Plan for Key Personnel, or any other shareholder-approved stock plan maintained by the Company, or open market purchases, as determined by the Committee. In the absence of Shares available for issuance hereunder, the Committee may unilaterally decide the form of payment or delay the timing of payment in consideration of Securities and Exchange Commission and other regulatory implications.

	(d)	The Committee shall have the unilateral right to delay
the timing of any payment under the Plan in the event such payment would not be tax deductible by the Company as a result of the application of Code Section 162(m), or any successor section. In the event of such delay in payment, payment shall be made at the first time when such payment would be tax deductible by the Company, but no later than three years following the Participant's termination of employment with the Company.

	(e)	Anything contained in this Section to the contrary
notwithstanding, in the event a Participant, or after the Participant's death, such Participant's beneficiary designated in accordance with Section 13, incurs an "Unforeseeable Emergency," which shall be an unanticipated emergency that is caused by an event beyond the control of the Participant or, if applicable, the Participant's beneficiary, and that would result in severe financial hardship to the individual if early withdrawal of the Participant's Stock Unit Account is not permitted, the Committee, in its sole discretion and upon written application of such Participant or beneficiary, may direct immediate payment of all or a portion of the then current value of such Participant's Stock Unit Account; provided that such payment shall in no event exceed the amount necessary to alleviate such financial hardship. The Committee may attach conditions to such payments, including conditions prohibiting a Participant from making further deferrals under the Plan for certain periods.

	(f)	In the event a Participant's employment with the
Company and all Affiliated Companies ends by reason of a Good Cause Event (or for a reason which becomes a Good Cause Event as defined in subsection (h) below) which the Committee determines involves, or may involve, a loss to the Company or an Affiliated Company, notwithstanding any provision of this Plan to the contrary, no payment shall be made under this Plan until the fact and the amount, if any, of such loss have been determined to the satisfaction of the Committee, and then payments shall be made hereunder only to the extent that the amounts payable exceed the amount, if any, of the loss to the Company and all Affiliated Companies which has not been restored by the Participant from other sources. Pending the determination by the Committee of the fact and the amount, if any, of any such loss, the Company and all Affiliated Companies shall have a lien upon any amounts due to the Participant under this Plan.

	(g)	A "Change in Control" shall be deemed to have occurred
if:

	(i)	any "person" or "group" (as such terms are used
		in Sections 13(d) and 14(d) of
		the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliated Company is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act or a successor rule, except that a person shall be deemed to be the "beneficial owner" of all shares that any such person has the right to acquire pursuant to any agreement or arrangement or upon exercise of conversion rights, warrants, options or otherwise, without regard to the sixty-day period referred to in such rule), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities;

	(ii)	at any time during any period of two consecutive
		years, individuals who at the
		beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i) or (iii) of this subsection (g)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were Company directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority thereof; or

	(iii)	the shareholders of the Company approve a merger
		or consolidation of the
		Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation (either alone or in combination with new or additional voting securities held by management of the Company and its Subsidiaries and by any trustee or other fiduciary holding securities under an employee benefit plan of the Company and its Subsidiaries) or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

	(h)	The term "Good Cause Event" shall mean habitual drug
use or drunkenness, embezzlement of Company funds, conduct which is injurious to the Company, or conviction of a felony, all as determined in good faith by the Committee.

11.	PARTICIPANT REPORTS.  	The Committee shall periodically make
or cause to be made appropriate reports to the Participant concerning the status of such Participant's Stock Unit Account.

12.	TRANSFERABILITY OF INTEREST.  The right to receive a payment under this Plan is not assignable or transferable and shall not be subject to any encumbrances, liens, pledges or charges of the Participant or to claims of such Participant's creditors. Any attempt to assign, transfer, hypothecate or attach any rights with respect to or derived from any payment shall be null and void and of no force and effect whatsoever.

13.	DESIGNATION OF BENEFICIARIES.  	A Participant may
designate in writing a beneficiary or beneficiaries to receive any distribution under the Plan which is made after the Participant's death, provided, however, that if at the time any such distribution is due, there is no designation of a beneficiary in force or if any person (other than a trustee or trustees) as to whom a beneficiary designation was in force at the time of the Participant's death shall have died before the payment became due and the Participant has failed to provide in such beneficiary designation for any person or persons to take in lieu of such deceased person, the person or persons entitled to receive such distribution (or part thereof, as the case may be) shall be the Participant's executor or administrator.

14.	AMENDMENT, SUSPENSION AND TERMINATION.  Except as otherwise
provided in Section 3, the Plan may be amended only by a majority of the non-employee Directors as they deem necessary or appropriate to better achieve the purpose of the Plan.

15.	FAIR MARKET VALUE.  Fair Market Value of a Share for all
purposes under the Plan shall mean the closing price of a Share as reported on the New York Stock Exchange Composite Tape and published in The Wall Street Journal or similar readily available public source for the date in question. If no sales of Shares were made on such date, the closing price of a Share as reported for the next preceding day on which sales of Shares were made shall be used.

16.	ADJUSTMENTS AND REORGANIZATIONS.  	In the event of any stock
dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off, recapitalization or other distribution
(other than normal cash dividends) of Company assets to stockholders, or any other change affecting Shares or the price of Shares, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change shall be made with respect to each Stock Unit held in Stock Unit Accounts.
The adjustment described in the preceding sentence shall be calculated to two decimal places.

17.	TAX WITHHOLDING.  The Company shall deduct from any payment
made to the Participant under the Plan or otherwise, including the delivery of Shares, a sufficient amount to cover withholding of any federal, state or local taxes required by law, or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit Shares to be used to satisfy required tax withholding and such Shares shall be valued at the Fair Market Value as of the date on which payment is made from which the withholding requirement is being satisfied.

18.	UNFUNDED PLAN.  During the Deferral Period, all Stock Unit
Accounts shall be considered as general assets of the Company for use as it deems necessary or appropriate, and will be subject to the claims of the Company's creditors.

	The Plan shall be unfunded, shall not create (or be construed to create) a trust or a separate fund or funds, and constitutes a mere promise by the Company to make benefit payments in the future. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person, including a Participant, holds any rights under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

19.	OTHER EMPLOYEE BENEFITS.  Any compensation deferred and any
benefits paid under this Plan shall not be included in creditable compensation in computing benefits under any other employee benefit plans of the Company, except to the extent expressly provided for thereunder.

20.	NO RIGHT TO EMPLOYMENT.  Nothing contained herein shall be
construed as conferring upon any Participant the right to continue in the employ of the Company or any Affiliated Company.

21.	CLAIMS FOR BENEFITS.  A Participant or beneficiary may claim any benefit to which he or she is entitled under this Plan by a written notice to the Committee. If a claim is denied, it must be denied within a reasonable period of time, and be contained in a written notice stating the following:

	(a)	The specific reason for the denial.

	(b)	Specific reference to the Plan provision on which the
denial is based.

	(c)	Description of additional information necessary for the
claimant to present the claim, if any, and an explanation of why such material is necessary.

	(d)	An explanation of the Plan's claims review procedure.

	The claimant will have sixty (60) days to request a review of the denial by the Committee, which will provide a full and fair review. The request for review must be in writing delivered to the Committee. The claimant may review pertinent documents, and he or she may submit issues and comments in writing. The decision by the Committee with respect to the review must be given within sixty
(60) days after receipt of the request, unless special circumstances require an extension (such as for a hearing). In no event shall the decision be delayed beyond one hundred and twenty
(120) days after receipt of the request for review. The decision shall be written in a manner calculated to be understood by the claimant, and it shall include specific reasons and refer to specific Plan provisions as to its effect.

22.	GOVERNING LAW.  The validity, construction and effect of the
Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Tennessee and applicable federal law.

23.	SUCCESSORS AND ASSIGNS.  The Plan shall be binding on all
successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

24.	RIGHT AS A SHAREHOLDER.  A Participant shall have no voting
or other rights as a shareholder with regard to Stock Units in his or her Stock Unit Account until such time as Shares are distributed to the Participant.

25.	FORMS.  Elections, beneficiary designations, and claims
permitted under the Plan shall be submitted on forms approved and provided by the Committee.

26.	SECURITIES LAW COMPLIANCE.  Notwithstanding anything else
herein to the contrary, the Company shall not be obligated to make any distribution of Shares hereunder unless such distribution shall comply with applicable securities laws.

	     CENTRAL PARKING CORPORATION

	By:________________________________

	Title:________________________________

PROXY	             CENTRAL PARKING CORPORATION	       PROXY
                    Annual Meeting of Shareholders,
                           February 28, 1997

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

	The undersigned hereby appoints Monroe J. Carell, Jr. and Stephen A. Tisdell, or either of them, as proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders of Central Parking Corporation, to be held on Friday, February 28, 1997, at 11:00 a.m. Central Standard Time, at the Company's management headquarters located at 2401 21st Avenue South, Third Floor, Nashville, Tennessee, and at any adjournments or postponements thereof, in accordance with the following instructions:

(1)	ELECTION OF DIRECTORS:
 	(  )	FOR all nominees listed below	 (except as marked to
                   the contrary below)
	(  )	WITHHOLD AUTHORITY to vote for all nominees listed
                   below


(INSTRUCTION: To withhold authority to vote for any individual nominee check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list below.)

          Monroe J. Carell, Jr., James H. Bond, Cecil Conlee,

                    John W. Eakin, Edward G. Nelson,

                 William C. O'Neil, Jr. and P.E. Sadler

 (2)	AMENDMENT TO AMENDED AND RESTATED CHARTER TO INCREASE THE
        AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR
        ISSUANCE:
        (  )  FOR                       (  )  AGAINST           (  )    ABSTAIN

 (3)	ADOPTION OF DEFERRED STOCK UNIT PLAN:
        (  )  FOR                       (  )  AGAINST           (  )    ABSTAIN

 (4)	IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY
        COME BEFORE THE MEETING.
 	(  )  FOR DISCRETION	(  )  AGAINST		(  )	ABSTAIN
                                      DISCRETION

                      (Continued on reverse side)

-------------------------------------------------------------------
-------------------------------------------------------------------
                      (Continued from other side)

	THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE NOMINEES IN THE ELECTION OF DIRECTORS, FOR THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CHARTER, FOR THE APPROVAL OF A DEFERRED STOCK UNIT PLAN, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER
MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

 PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY.

                                             Dated:__________________, 1997
                                             _____________________________


                                             Dated:__________________, 1997

                                             ______________________________
                                             Signature(s) of shareholder(s)
                                             should correspond exactly with
                                             the name(s) printed hereon.
                                             Joint owners should each sign
                                             personally. Executors,
                                             administrators, trustees, etc.,
                                             should give full title and
                                             authority.